Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 2

AMENDMENT NO. 2 dated as of March 14, 2005 to the Credit Agreement referred to below, between MDC Partners Inc., a Canadian corporation (“MDC Partners”), Maxxcom Inc., an Ontario corporation (“Maxxcom Canada”), Maxxcom Inc., a Delaware corporation (“Maxxcom U.S.” and together with MDC Partners and Maxxcom Canada, the “Borrowers”), each of the Lenders identified under the caption “LENDERS” on the signature pages hereto and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as U.S. administrative agent for the Lenders (in such capacity, the “U.S. Administrative Agent”).

The Borrowers, the Lenders party thereto (individually, a “Lender” and, collectively, the “Lenders”), the U.S. Administrative Agent, JPMCB, as Collateral Agent (in such capacity, the “Collateral Agent”), and JPMCB, Toronto Branch, as Canadian Administrative Agent (in such capacity, the “Canadian Administrative Agent” and together with the U.S. Administrative Agent, the “Administrative Agents”) are parties to a Credit Agreement dated as of September 22, 2004 (as amended, the “Credit Agreement”). The Borrowers and the Required Lenders wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

Section 1. Definitions. Capitalized terms used in this Amendment No. 2 and not otherwise defined are used herein as defined in the Credit Agreement.

Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 6 hereof, but effective as of December 31, 2004, the Credit Agreement shall be amended as follows:

2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

2.02. Section 1.01 of the Credit Agreement is hereby amended by amending the following definitions therein to read in their entirety as follows:

“Applicable Margin” means, for any day, with respect to any Base Rate Advance, Canadian Prime Rate Advance or Eurodollar Rate Advance or with respect to the commitment fees payable hereunder, the applicable rate per annum set forth below under the caption “Base Rate and Canadian Prime Rate”, “Eurodollar Rate” or “Commitment Fee Rate”, respectively, subject to changes in the Total Debt Ratio as indicated below:

Total Debt Ratio	Revolving Credit and Swingline Advances		Commitment Fee Rate
	Base Rate and Canadian Prime Rate	Eurodollar
Category 1: Greater than or equal to 3.50 to 1	1.75%	3.25%	0.80%
Category 2 Less than 3.50 to 1 but greater than or equal to 3.00 to 1	1.50%	3.00%	0.74%
Category 3: Less than 3.00 to 1 but greater than or equal to 2.50 to 1	1.25%	2.75%	0.68%
Category 4: Less than 2.50 to 1 but greater than or equal to 2.00 to 1	1.00%	2. 50%	0.62%
Category 5: Less than 2.00 to 1 but greater than or equal to 1.50 to 1	0.75%	2.25%	0.56%
Category 6: Less than 1.50 to 1	0.50%	2.00%	0.50%

For purposes of the foregoing, (a) the Total Debt Ratio shall be determined as of the end of each fiscal quarter of MDC Partners’ fiscal year based upon the combined financial statements of the Restricted Parties delivered pursuant to Section 6.09(b) and (b) each change in the Applicable Margin resulting from a change in the Total Debt Ratio shall be effective during the period commencing on and including the date three Business Days after delivery to the U.S. Administrative Agent of such combined financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change; provided that the Total Debt Ratio shall be deemed to be in Category 1 at any time that an Event of Default has occurred and is continuing.

“Capital Expenditures” means, for any period, expenditures (including the aggregate amount of Capital Lease Obligations incurred during such period but excluding the interest component thereof) made by the Restricted Parties during such period to acquire or construct fixed assets, plant and equipment (including renewals, improvements and replacements, but excluding normal replacements and maintenance which are properly charged to current operations) that is required to be capitalized for financial reporting purposes in accordance with U.S. GAAP, provided that Capital Expenditures for any period shall not include Capital Expenditures (in an aggregate amount not to exceed U.S. $2,000,000 for any fiscal year) required to be reported on the statement of cash flows of MDC Partners in accordance with U.S. GAAP to the extent such Capital Expenditures have been funded during such period by a landlord of MDC Partners or any of its Subsidiaries (including the Minority-Owned Obligors) with respect to any improvements to property leased from such landlord by MDC Partners or any of its Subsidiaries (including the Minority-Owned Obligors).”

2.03. Section 4.02 of the Credit Agreement is hereby amended by (a) inserting the word “and” at the end of clause (a) thereof, (b) replacing the word “and” at the end of clause (b) thereof with a period and (c) deleting clause (c) thereof in its entirety (with a corresponding change in Exhibits B-1 and B-2).

2.04. Clauses (a), (b) and (c) of Section 6.09 of the Credit Agreement are hereby amended in their entirety as follows:

“(a) as soon as available and in any event within 55 days after the end of each of the first three fiscal quarters of MDC Partners, and within 90 days after the end of the fourth fiscal quarter of each fiscal year of MDC Partners, unaudited Consolidated and consolidating balance sheets of MDC Partners and its Subsidiaries as of the end of such fiscal quarter and unaudited Consolidated and consolidating statements of earnings and retained earnings and cash flows of MDC Partners and its Subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such fiscal quarter, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year (and, in the case of such financial statements for each such fiscal quarter during fiscal year 2004 and the comparative figures for the corresponding period in fiscal year 2003, a reconciliation of the material differences between U.S. GAAP and Canadian GAAP), all certified by the Chief Financial Officer of MDC Partners as presenting fairly in all material respects the financial condition and results of operations of MDC Partners and its Consolidated Subsidiaries on a Consolidated basis or of each of MDC Partners and its Subsidiaries on an unconsolidated basis, as applicable, and in each case in accordance with U.S. GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes, together with (i) a certificate of the Chief Financial Officer stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and (ii) a schedule in form and substance satisfactory to the Administrative Agents of the computations used by MDC Partners in determining compliance with the covenants contained in Article VIII;

(b) as soon as available and in any event within 55 days after the end of each of the first three fiscal quarters of MDC Partners, and within 90 days after the end of the fourth fiscal quarter of each fiscal year of MDC Partners, an unaudited combined balance sheet of each of the Qualifying Restricted Parties and the Restricted Parties as of the end of such fiscal quarter and statements of earnings and retained earnings of each of the Qualifying Restricted Parties and the Restricted Parties for the period commencing at the end of the previous fiscal year and ending with the end of such fiscal quarter, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year (and, in the case of such financial statements for fiscal year 2004 and the comparative figures for fiscal year 2003, a reconciliation of the material differences between U.S. GAAP and Canadian GAAP), all certified by the Chief Financial Officer of MDC Partners as presenting fairly in all material respects the financial condition and results of operations of the Qualifying Restricted Parties or of the Restricted Parties, as the case may be, on a combined basis and in accordance with U.S. GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

(c) as soon as available and in any event within 90 days after the end of each fiscal year of MDC Partners, audited Consolidated balance sheets of MDC Partners and its Subsidiaries as at the end of such fiscal year and audited Consolidated statements of earnings and retained earnings and cash flows of MDC Partners and its Subsidiaries for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year (and, in the case of such financial statements for fiscal year 2004 and the comparative figures for fiscal year 2003, a reconciliation of the material differences between U.S. GAAP and Canadian GAAP), in each case accompanied by an opinion (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit) by KPMG LLP (with respect to financial statements for periods ending after December 31, 2003) or BDO Dunwoody LLP (with respect to financial statements for periods ending on or before December 31, 2003) or other independent public accountants of recognized national standing, together with (i) a certificate of the Chief Financial Officer of MDC Partners stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and (ii) a schedule in form and substance satisfactory to the Administrative Agents of the computations used by MDC Partners in determining compliance with the covenants contained in Article VIII;”

2.05. Clause (3) of Section 7.06(i) of the Credit Agreement is hereby amended in its entirety to read as follows:

“(3) as of the date of the consummation of each such Subject Investment, the Total Debt Ratio as of the last day of the most recently ended Test Period shall not exceed the ratio specified below for the relevant period during which such Subject Investment is consummated (which ratio shall, for purposes of this subclause (3), be calculated on a pro forma basis under the assumption that such Subject Investment shall have occurred at the beginning of the applicable Test Period and that Total Debt shall be adjusted to reflect any Debt incurred or assumed in connection with the consummation of such Subject Investment and (without duplication) the aggregate Revolving Credit Exposure as of such date):

Period	Total Debt Ratio
December 31, 2004-March 30, 2005	3.00 to 1.00
March 31, 2005-June 29, 2005	3.25 to 1.00
June 30, 2005-September 29, 2005	3.00 to 1.00
September 30, 2005-December 30, 2005	2.50 to 1.00
December 31, 2005 and thereafter	2.25 to 1.00

; and”

2.06        Section 8.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

“8.01 Total Debt Ratio. MDC Partners will not permit the Total Debt Ratio as of the last day of any Test Period ending on or, as applicable, after the dates set forth below to exceed the ratio set forth opposite such Test Period:

Test Period Ending	Total Debt Ratio
December 31, 2004	3.25 to 1.00
March 31, 2005	3.50 to 1.00
June 30, 2005	3.25 to 1.00
September 30, 2005	2.75 to 1.00
December 31, 2005 and thereafter	2.50 to 1.00”

2.07        Section 8.03 of the Credit Agreement is hereby amended in its entirety to read as follows:

“8.03 Fixed Charges Ratio. MDC Partners will not permit the Fixed Charges Ratio as of the last day of any Test Period ending on or, as applicable, after the dates set forth below to be less than the ratio set forth opposite such Test Period:

Test Period Ending	Fixed Charges Ratio
December 31, 2004	0.40 to 1.00
March 31, 2005	0.00 to 1.00
June 30, 2005	0.25 to 1.00
September 30, 2005	0.75 to 1.00

December 31, 2005 and thereafter	1.25 to 1.00”

2.08        Section 8.06 of the Credit Agreement is hereby amended in its entirety to read as follows:

“8.06 Capital Expenditures. MDC Partners will not permit the aggregate amount of Capital Expenditures by the Restricted Parties in respect of the Marketing Communications Business and the Secure Products Business to exceed the following respective amounts with respect to such business for any fiscal year ending on the dates set forth below:

Fiscal Year Ending	Amount (U.S. $)

Marketing Communications	Secure Products

December 31, 2004	10,000,000	8,000,000
December 31, 2005	10,000,000	3,500,000
December 31, 2006	10,000,000	3,500,000
December 31, 2007	10,000,000	3,500,000

If the aggregate amount of Capital Expenditures with respect to any such business for any period set forth in the schedule above shall be less than the amount with respect to such business set forth opposite such period in the schedule above, then 100% of such shortfall shall be added to the amount of Capital Expenditures with respect to such business permitted for the immediately succeeding (but not any other) period and, for purposes hereof, the amount of Capital Expenditures made during any period shall be deemed to have been made first from the permitted amount for such period set forth in the schedule above and last from the amount of any carryover from any previous period.

If during any fiscal year specified in the table above (commencing with the fiscal year ending December 31, 2005) any Restricted Party shall consummate an acquisition of more than 50% of the Capital Stock of a Person principally and directly engaged in the Marketing Communications Business, the permitted amount of Capital Expenditures for “Marketing Communications” specified in such table for the current fiscal year and each successive fiscal year shall be increased by an amount equal to 10% of the “EBITDA” of such Person (calculated on the same basis as set forth in the definition of “EBITDA”) for the most recently completed fiscal year of such Person (which amount shall be determined in good faith by MDC Partners and certified to the Administrative Agent, based upon the audited financial statements (or, to the extent audited financial statements are not available, unaudited financial statements) of such Person for such fiscal year as furnished with such certification to the Administrative Agent).”

Section 3. Waivers. Subject to the satisfaction of the conditions precedent specified in Section 6 hereof, but with effect on and after the date hereof, the Lenders hereby waive any Default that may have occurred and be continuing solely as a result of (a) the Borrowers’ failure to comply, at any time during the period from January 1, 2005 until the date on which such conditions precedent shall have been satisfied, with the requirements of Sections 4.02(c), 8.01 and 8.03 of the Credit Agreement and (b) any breach of any representation or warranty made or deemed made by Borrowers during such period with respect to such compliance.

Section 4. Representations and Warranties. Each Borrower represents and warrants (as to itself and each of its Subsidiaries) to the Agents and Lenders that (a) the representations and warranties set forth in Article V of the Credit Agreement and in each of the other Loan Documents are complete and correct on the date hereof as if made on and as of the date hereof and as if each reference in said Article V to “this Agreement” included reference to this Amendment No. 2 and (b) (after giving effect to the waivers under Section 3 hereof) no Default shall have occurred and be continuing.

Section 5. Confirmation of Security Documents. Each of the Borrowers hereby confirms and ratifies all of its obligations under the Loan Documents to which it is a party, including its obligations as a guarantor under Article III of the Credit Agreement as amended hereby. By its execution on the respective signature lines provided below, each of the Guarantors hereby confirms and ratifies all of its obligations and the Liens granted by it under the Security Documents to which it is a party, represents and warrants that the representations and warranties set forth in such Security Documents are complete and correct on the date hereof as if made on and as of the date hereof and confirms that all references in such Security Documents to the “Credit Agreement” (or words of similar import) refer to the Credit Agreement as amended hereby without impairing any such obligations or liens in any respect.

Section 6. Conditions Precedent to Effectiveness. The amendments set forth in Section 2 hereof shall become effective as of December 31, 2004, and the waivers set forth in Section 3 hereof shall become effective as of the date hereof, upon (a) receipt by the U.S. Administrative Agent of one or more counterparts of this Amendment No. 2 executed by the Borrowers and the Required Lenders and (b) the payment of an amendment fee to the U.S. Administrative Agent for the account of each Lender that has approved this Amendment No. 2 on or before 5:00 p.m., New York City time, on March 14, 2005, such amendment fee to be in an amount equal to 0.25% of the Commitment of such Lender.

Section 7. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart. This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered as of the day and year first above written.

MDC PARTNERS INC.

By:________________________________

Name:

Title: Authorized Signatory

By:________________________________

Name:

Title: Authorized Signatory

MAXXCOM INC., an Ontario corporation

By:________________________________

Name:

Title: Authorized Signatory

By:________________________________

Name:

Title: Authorized Signatory

MAXXCOM INC., a Delaware corporation

By:________________________________

Name:

Title: Authorized Signatory

By:________________________________

Name:

Title: Authorized Signatory

Agreed as set forth in Section 5 above:

GUARANTORS

Signed sealed and delivered by the attorney of Placard Pty Ltd ACN 074 646 343 under power of attorney and who has received no notice of the revocation of the power, in the presence of:
............................ Signature of witness	............................. Signature of attorney
Name of witness: Ray Forzley	Name of attorney: Walter Campbell

1208075 ONTARIO LIMITED

1220777 ONTARIO LIMITED

1385544 ONTARIO LIMITED

2026646 ONTARIO LIMITED

656712 ONTARIO LIMITED

AMBROSE CARR LINTON CARROLL INC.

ASHTON POTTER CANADA INC.

ASHTON-POTTER CANADA LTD.

BRUCE MAU DESIGN INC.

BRUCE MAU HOLDINGS LTD.

CAMPBELL + PARTNERS COMMUNICATIONS LTD.

COMPUTER COMPOSITION OF CANADA INC.

HENDERSON BAS

MAXXCOM (NOVA SCOTIA) CORP.

MAXXCOM INTERACTIVE INC.

METACA CORPORATION

STUDIOTYPE INC.

TREE CITY INC.

By: ________________________________
Name:

Title: Authorized Signatory

By: ________________________________
Name:

Title: Authorized Signatory

ACCENT ACQUISITION CO.

ACCENT INTERNATIONAL, INC.

ACCENT MARKETING SERVICES, L.L.C.

ASHTON-POTTER (USA) LTD.

BRATSKEIR & COMPANY, INC.

CHINNICI DIRECT, INC.

CMS U.S. HOLDCO, INC.

COLLE & MCVOY, INC.

CPB ACQUISITION INC.

CRISPIN PORTER & BOGUSKY LLC

DOTGLU LLC

FLETCHER MARTIN EWING LLC

FMA ACQUISITION CO.

HELLO ACQUISITION INC.

KBP HOLDINGS LLC

KIRSHENBAUM BOND & PARTNERS LLC

KIRSHENBAUM BOND & PARTNERS WEST LLC

LAFAYETTE PRODUCTIONS LLC

MACKENZIE MARKETING, INC.

MARGEOTES/FERTITTA + PARTNERS LLC

MAXXCOM (USA) FINANCE COMPANY

MAXXCOM (USA) HOLDINGS INC.

MDC USA HOLDINGS INC.

MDC/KBP ACQUISITION INC.

MF+P ACQUISITION CO.

MONO ADVERTISING, LLC

PRO-IMAGE CORPORATION

SABLE ADVERTISING SYSTEMS, INC.

SMI ACQUISITION CO.

SOURCE MARKETING LLC

TARGETCOM LLC

VITROROBERTSON LLC

By: ________________________________
Name:

Title: Authorized Signatory

By: ________________________________
Name:

Title: Authorized Signatory

LENDERS

JPMORGAN CHASE BANK, N.A.

By:________________________________

Name:

Title:

JPMORGAN CHASE BANK, N.A., TORONTO

BRANCH

By:________________________________

Name:

Title:

BANK OF MONTREAL (CHICAGO BRANCH)

By:________________________________

Name:

Title:

BANK OF MONTREAL

By:________________________________

Name:

Title:

THE BANK OF NOVA SCOTIA, by its Atlanta Agency

By:________________________________

Name:

Title:

THE BANK OF NOVA SCOTIA

By:________________________________

Name:

Title:

By:________________________________

Name:

Title:

TORONTO DOMINION (TEXAS) INC.

By:________________________________

Name:

Title:

THE TORONTO-DOMINION BANK

By:________________________________

Name:

Title:

CIBC INC.

By:________________________________

Name:

Title:

CANADIAN IMPERIAL BANK OF COMMERCE

By:________________________________

Name:

Title:

By:________________________________

Name:

Title: